EXHIBIT 23.1


            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the use in this Registration Statement on Form S-8 of our report dated March 10, 2005 with respect to the financial statements of GreenWorks Corporation and Subsidiaries for the years ended December 31, 2004 and 2003.

                                /s/Rosenberg Rich Baker Berman & Co.
                                --------------------------------------
     				Rosenberg Rich Baker Berman & Co.
     				Certified Public Accountants
Bridgewater, New Jersey
March 28, 2005